UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On March 7, 2022, Stock Yards Bancorp, Inc. (“Stock Yards”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that Stock Yards had completed its previously announced merger (the “Merger”) with Commonwealth Bancshares, Inc. (“Commonwealth”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 3, 2021, by and between Stock Yards and Commonwealth. This Amendment No. 1 on Form 8-K/A (“Amended 8-K”) is being filed by Stock Yards to amend Item 9.01 of the Original Form 8-K solely to present certain financial information in connection with the Merger.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Stock Yards and Commonwealth would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Merger. Except as described above, all other information in the Original Form 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.
The audited consolidated financial statements of Commonwealth as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021 and 2020, as well as the accompanying notes thereto and the related report of independent registered public accounting firm, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of Stock Yards as of December 31, 2021, giving effect to the Merger as if it had occurred on December 31, 2021, and the unaudited pro forma condensed combined statement of income of Stock Yards for the fiscal year ended December 31, 2021, giving effect to the Merger as if it had occurred on January 1, 2021, as well as the accompanying notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

 (d) Exhibits.
The following exhibits are filed herewith:

Exhibit Number     Description of Exhibit

23.1	Consent of Crowe LLP (filed herewith)

99.1
Audited consolidated financial statements of Commonwealth Bancshares, Inc. as of December 31, 2021 and 2020, and for each of the fiscal years ended December 31, 2021 and 2020, the accompanying notes related thereto and the related Independent Auditor’s Report (filed herewith)

99.2
Unaudited pro forma condensed combined balance sheet of Stock Yards as of December 31, 2021 and unaudited pro forma condensed combined statement of income of Stock Yards for the year ended December 31, 2021, and the notes related thereto (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2022	STOCK YARDS BANCORP, INC.

	By:	/s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer